Investor Presentation Fourth Quarter 2017 (OTCQX: CLDB) Exhibit 99.1

Forward-Looking Statement The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Any forward-looking statement is not a guarantee of future performance and actual future results could differ materially from those contained in forward-looking information. Factors that could cause or contribute to such differences include, without limitation, risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the risk factors disclosed in Item 1A, “Risk Factors” In the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Many of these factors are beyond the Company’s ability to control or predict, and readers are cautioned not to put undue reliance on these forward-looking statements. The following list, which is not intended to be an all-encompassing list of risks and uncertainties affecting the Company, summarizes several factors that could cause the Company’s results to differ materially from those anticipated or expected in these forward-looking statements: Conditions in the financial markets, the real estate markets and economic conditions generally. Enactment of new legislation and increased regulatory oversight. Changes in interest rates. Future expansions including new branch openings, acquisition of other financial institutions and new business lines or new product or service offerings. Changes in accounting standards Other factors not currently anticipated may also materially and adversely affect the Company’s results of operations, cash flows and financial position. There can be no assurance that future results will meet expectations. While the Company believes that the forward-looking statements in this presentation are reasonable, you should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. The Company does not undertake, and expressly disclaims, any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as may be required by applicable law.

Founded in 1892. Headquartered in Cortland, Ohio One of approximately 190 Ohio banks and Thrifts One of approximately 50 banks, trading under CLDB on the OTCQX marketplace Total assets of $640 million 13 branch locations and 2 Loan Production Offices Footprint for growth encompasses three NE Ohio Markets – the Mahoning Valley, Cleveland and Akron-Canton Seasoned management team. Top four executives have an average of 29 years of experience Earnings driven by disciplined organic loan growth and stable and growing core deposit base Cortland Profile

Key Strengths Relationship-based philosophy generates referrals between business units Successfully competes against other community banks and larger regional banks Complete business lending solutions offering Treasury Management and CRE, C&I and SBA loans Broad-based mortgage lending program provides in-house and secondary market products with specialties in residential real estate, construction and medical businesses Stable and growing core deposit base. Core deposits represent 92% of total deposits (excluding brokered and CD’s > $250K)

Key Strengths cont. Interest and noninterest income generated from diversified business lines which include: Commercial Small Business Banking Mortgage Wealth Management and “Private” Personal Banking Consumer Recruitment and retention of top talent viewed as “top” priority Community reinvestment goals supported through investment in affordable housing and diversified sponsorship initiatives

Northeast Ohio Branches

Market Share Strong Market in Mahoning Valley Market Institutions Rank Number of Branches Total Deposits in Market ($000) Total Market Share ($) Youngstown-Warren-Boardman Huntington Bancshares 1 38 2,086,494 21.22 F.N.B Corp 2 20 1,217022 12.38 PNC Financial Services Group 3 20 1,194,841 12.90 Cortland Bancorp 8 9 469,061 4.77 Total for Market 172 9,833,596

Market Share Opportunities to Increase Market Share in Cleveland-Akron-Canton Market Institutions Rank Number of Branches Total Deposits in Market ($000) Total Market Share ($) Akron, Oh Huntington Bancshares 1 44 3,864,137 38.45 JP Morgan Chase 2 20 2,096,628 12.92 PNC Financial Services Group 3 22 1,736,239 11.27 Cortland Bancorp 21 3 50,756 .28 Total for Market 201 13,516,319

Mahoning Valley Located between Cleveland and Pittsburgh, two of the top 25 most attractive markets for commercial and retail Home to 755,000 people The Mahoning Valley incorporates the cities of Youngstown, Warren and Cortland Median Home Price- $83,000 Cost of Living Index - $82.8 (National average =100) The area offers a qualified labor pool, available land and buildings with very competitive lease/build rates Ready access to nation’s highways and ports plus a pleasing affordable quality of life Source: Youngstown/Warren Regional Chamber.

Business and Economy Source: Youngstown/Warren Regional Chamber Many notable employers are headquartered in Ohio, or have various locations in and around Ohio Economy anchored by manufacturing and related trade Significant growth in education and health sectors http://www.cleveland.com/datacentral/index.ssf/2016/10/ohios_100_largest_employers.html anchores leading clinical and research institutions such as the Cleveland Clinic, University Hospitals, Akron Children’s Hospital, MetroHealth Medical Center and the Louis Stokes Cleveland VA Medical Center. AT&T DELPHI General Motors Panera Walmart Windsor House Youngstown State University

Cleveland-Akron-Canton Home to 3.49 million people The Cleveland-Akron-Canton combined MSA includes Carroll, Cuyahoga, Geauga, Portage, Stark and Summit Counties* Offers a qualified labor pool, available land and buildings with very competitive lease/build rates Ready access to major interstates, regional airports and ports plus home to world class health care Home to the 2016 National Republican Convention Source: U.S. Census Bureau, Population Division. Annual Estimates of the Resident Population: April 1, 2010 to July 1, 2015

Organic Loan/Deposit Growth Retail Transformation Strategy Lines of Business expansion Improve Interest Margins/Operating Efficiency Retain/Attract Top Talent Brand Refresh Cortland’s Corporate Strategy

Corporate Strategy – Organic Loan/Deposit Growth Focus: Expand into Akron – Canton and Cleveland area markets to organically generate loan and deposit growth primarily from Commercial and Small Business Relationship. Focus: Grow Loan-to-Deposit Ratio from current 78% to greater than 80% at Y/E 2018. Focus: Develop Treasury Management Services to support business needs and to attract public funds. Promote “Kasasa” suite of products to grow core deposits and overall market share.

Corporate Strategy -Retail Transformation Strategy Focus: Close/Consolidate branches to improve overall delivery system capacity. Focus: Expand footprint into Cleveland and Akron-Canton Markets achieved through placement of branch and LPO in strategically designated areas. Focus: Replace operational “branch manager” positions with sales-oriented Business Banker positions Focus: Migrate towards a “universal” banking concept to accommodate changes in customer behaviors and to streamline staff needs.

Corporate Strategy – Line of Business Expansion Focus: Deploy “Private” Banking concept for targeted commercial, small business, public sector and consumer clients to solidify “relationship banking”. Focus: Expand the residential real estate product line in new markets to enhance non-interest income. Focus: Develop a competitive credit line for high net worth customers who desire the convenience of higher credit limits collateralized by portfolios of personal investments.

Corporate Strategy – Reduce Costs to Improve Interest Margins and Operating Efficiency Focus: Deploy strategy to prepay long term FHLB advances to reduce cost of funds. Focus: Review third party services and products. Top to bottom review of our products and services in our continuing efforts to deliver an improved banking experience for our customers and improving returns for our shareholders. Focus: Evaluate audit scope in consideration of current risk profile. Reduce audit and exam fees accordingly. Focus: Perform department and business line reviews to evaluate opportunities to streamline operations, revise processes and/or reduce spending deemed excessive or do not effectively support the business model. Focus: Improve Efficiency ratio to below 68% at Y/E2018

Corporate Strategy – Retain/Attract Top Talent Focus: Retain compensation advisory services to recommend compensation and benefit programs commensurate with comp and benefits offered by bank competitors based on results of industry and market survey. Focus: Recruit “A” players for critical positions. Focus: Develop Equity Award program for Executive and Management level personnel, providing awards when goals are achieved and align with shareholder value.

Corporate Strategy – Brand/Community Relations Focus: Engage agency or third party services to assist in a refresh of the corporate brand. Focus: Promote the “refreshed” corporate brand in all markets Focus: Develop employee engagement initiatives to get ” buy in” among the all staff. Focus: Support of Communities through sponsorships, volunteerism, and organizational involvement. Focus: Support of higher education and financial literacy through commitments of financial resources and leadership in community service. Focus: Invest in affordable housing initiatives in partnership with the Ohio Capital Corporation for Housing, Federal Home Loan Bank and other community housing programs.

Balance Sheet Mix Profitability Strong Capital Branch Profitability Asset Quality Cortland Performance Metric CLDB Key Metrics Loan-to-Deposit Ratio ROA, ROE, NIM Leverage, Tier 1 RBC, Total RBC Delivery system capacity Net C/O, Loan Loss exposure

Sept 2017Dec 2010 Balance Sheet Mix Loan-to-Deposit Ratio 78.20% 67.80% Profitability Return on Assets(ROA) 0.91% 0.67% Return on Equity (ROE) 9.75% 8.29% Net Interest Margin (NIM) 3.56% 3.59% Strong Capital Leverage 10.82% 9.59% Tier 1 RBC 13.83% 12.72% Total RBC 14.81% 13.42% Improvement in Key Performance Metrics

Sept 2017 Dec 2010 Branch Profitability Deposits per branch $34,284 $23,490 Asset Quality Net C/O 0.06% 0.19% Loan Loss Reserve 1.16% 0.94% Key Performance Metrics

Y/E2017 Y/E2018 Balance Sheet Mix Loan to Deposit Ratio >80.00% >83.00% Profitability Return on Assets(ROA) >0.89% >0.90% Return on Equity (ROE) >8.25% >9.70% Net Interest Margin (NIM) >3.55% >3.60% Efficiency Ratio <73.0% <68.0% Improved efficiency is forecast based on expense reduction measures, including workforce reduction, targeted expense reduction and branch consolidation. Targets do not reflect proposed change to corporate tax rate and change in recorded DTA’s. Performance Metric Targets

Y/E2017 Y/E 2018 Branch Profitability Deposits per branch >$40,000 >$41,000 Asset Quality Net c/o <0.02% < 0.02% Loan Loss Reserve <1.10% < 1.10% Performance Metric Targets

2018 Focus and Budget Assumptions 5.6% Asset Growth driven by 8.7% Loan Growth 4.5% Total deposit growth with 8.2% grow in core DDA accounts offset by a reduction in certificate of deposit balances. Cash flows from the security portfolio will help fund loan growth resulting in a 1% decrease in the investment portfolio Diversification of loan portfolio achieved through Consumer Product originations/purchases (margin loans, equipment financing) $300,000 or 28.9% increase in mortgage banking gains Personnel cost down $474,000 and $984,000 reduction in total operating expenses achieved through workforce reduction, branch closure and operating budget reductions.

Price 12/7/2017 $20.25 52 Wk High--$21.00 52 Wk Low-- $17.00 Tangible Book (9/30/2017)$13.96 Price/Tangible Book 145% P/E Ratio 16.33x Dividend Yield1.58% ROAA (9/30/2017)0.88% ROAE (9/30/2017)9.75% Market Cap$89.5M Shares Outstanding4.4M Shareholder Value CLDB Total Return + 17.15% SNL U.S. Bank & Thrift + 16.24% 1 Year Stock Performance (OTCQX: CLDB)

Total Return SUPPLEMENTAL DATA

10 Year Stock Performance

Financial Charts SUPPLEMENTAL DATA

Net Income – 5 Year Trend Source: SP Global Market Intelligence

Net Interest Margin – 5 Year Trend Source: SP Global Market Intelligence

ROAA – 5 Year Trend Source: SP Global Market Intelligence

ROAE – 5 Year Trend Source: SP Global Market Intelligence

Net Loans – 5 Year Trend Source: SP Global Market Intelligence

Deposits – 5 Year Trend Source: SP Global Market Intelligence

Loan to Deposits – 5 Year Trend Source: SP Global Market Intelligence

NPA/Total Assets – 5 Year Trend Source: SP Global Market Intelligence

Leverage Capital – 5 Year Trend Source: SP Global Market Intelligence

Tier 1 Capital – 5 Year Trend Source: SP Global Market Intelligence

Total RBC – 5 Year Trend Source: SP Global Market Intelligence

Core Earnings Per Share – 5 Year Trend Source: SP Global Market Intelligence

Pre-provision Earnings Per Share – 5 Year Trend Source: SP Global Market Intelligence

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